UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

Samson Oil & Gas Limited (in liquidation)

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 23 8 Exhibition Street Melbourne, Victoria, 3000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011 61 3  9288 8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.03Bankruptcy or Receivership.

As previously reported, on September 2, 2020 Adam Paul Nikitins and Samuel John Freeman (“the Administrators”) of EY, Level 23 Exhibition Street, Melbourne VIC 3000, Australia, were appointed joint and several voluntary administrators of the registrant (“Samson” or the “Company”) by the Company’s directors. The Company’s directors resolved to appoint administrators based on their determination that the Company is likely to become “insolvent” at some future time pursuant to section 436A(1) of the Australian Corporations Act 2001 (Cth) (“Corporations Act”).

Pursuant to section 435A of the Corporations Act, the object of voluntary administration is to provide for the business, property and affairs of an insolvent company to be administered in a way that (a) maximizes the chances of the company, or as much as possible of its business, continuing in existence; or (b) if it is not possible for the company or its business to continue in existence – results in a better return for the company’s creditors and members than would result from an immediate winding up of the company.

As was also previously reported, given the possibility that the Company would not continue in existence following the voluntary administration process and to preserve value for creditors, the Administrators dismissed the Company’s independent accountants, Moss Adams LLP, effective September 14, 2020. The Administrators did not appoint a successor accountant.

On November 6, 2020, at the adjourned second meeting of creditors of the Company held pursuant to section 439A of the Corporations Act, the creditors resolved that the Company execute the proposed deed of company arrangement (“DOCA”) received from Pritchel Ridge Energy LLC (“Pritchel Ridge”). On November 18, 2020, the Administrators executed, and caused the Company to execute, the DOCA and the Administrators became deed administrators of the Company.  The DOCA terminated on December 18, 2020, when the deed administrators issued notice to Pritchel Ridge and the creditors that they had paid the final dividend from the deed fund to creditors in accordance with the DOCA’s terms.

The Company will accordingly be wound up in accordance with section 446AA of the Corporations Act. The former Administrators (and deed administrators) have become the liquidators of the Company. Additional information concerning the Company’s prior administration, deed administration and its liquidation may be found in the Company’s filings on the Australian Securities and Investments Commission website, https://connectonline.asic.gov.au/.

As a result of the Company’s liquidation, the Company and all of its issued and outstanding securities will cease to exist.

In accordance with section 198G(3)(b) of the Corporations Act, the liquidators have provided written approval to Mr. Tristan Farel to file this Form 8-K with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2021

Samson Oil & Gas Limited (in liquidation)

	By:	/s/ Tristan Farel
Tristan Farel
Principal Financial Officer